UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 17, 2018

_____________________________

GROWLIFE, INC.

(Exact name of registrant as specified in charter)

Delaware	000-50385	90-0821083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Carillon Point

                        Kirkland, WA 98033

(Address of principal executive offices and zip code)

                              (866) 781-5559

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01  Entry into a Material Definitive Agreement.

Asset Purchase Agreement- Go Green Hydroponics, Inc.

On August 17, 2018, GrowLife, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Agreement”) with Go Green Hydroponics, Inc., a California corporation (the “Seller”) and TCA - Go Green SPV, LLC, a Florida limited liability company (“Seller Equity Holder”), pursuant to which the Company acquired the intellectual property and assumed the lease for the property located at 15721 Ventura Blvd., Encino, CA 91436 (the “Purchased Assets’). In addition, the Company acquired the inventory of Go Green, but agreed to pay the Seller. 100% of the proceeds generated from the sale of the closing inventory until all closing inventory has been sold. The Company intends to operate a retail store, sale over the internet and sell on a direct basis at this location.

Concurrently, the Company and Seller Equity Holder entered into a Security Agreement for securing the assets of Company as collateral for the obligations of Company as set forth in the Agreement (the “Security Agreement”). In consideration for the sale and assignment of the Purchased Assets, the Company shall pay Seller: (i) 100% of the proceeds generated from the sale of the closing inventory until all closing inventory has been sold, and (ii) the Company agreed to pay the Seller 5% of all gross revenue of Company earned or in any way related to the Purchased Assets generated between October 1, 2018 and December 31, 2019, up to a maximum of $200,000.

The foregoing description of the Agreement and Security Agreement is not complete and is subject to and qualified in its entirety by reference to the Agreement and Security Agreement as set forth within Exhibit 10.1 and 10.2 which is attached hereto and incorporated herein by this reference. All defined terms not otherwise defined herein shall have the meaning as set forth in the Agreement and Security Agreement.

Item 2.01  Completion of Acquisition or Disposition of Assets.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 2.01.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Asset Purchase Agreement dated August 17, 2018, entered into by and between GrowLife, Inc. and Go Green Hydroponics Inc.

10.2	Security Agreement dated August 17, 2018, entered into by and between GrowLife, Inc. and Go Green Hydroponics Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROWLIFE, INC.

Date: August 23, 2018	By:	/s/ Marco Hegyi
Marco Hegyi
Chief Executive Officer